UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

______________________________

Date of report (Date of earliest event reported): March 8, 2022

LAKE SHORE BANCORP, inc.

(Exact name of registrant as specified in its charter)

United States

	000-51821	20-4729288
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31 East Fourth Street, Dunkirk, NY 14048

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (716) 366-4070

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	LSBK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

In November 2021, Lake Shore Savings Bank (the “Bank”), the banking subsidiary of Lake Shore Bancorp, Inc. (the “Company”), experienced a data security incident that prevented employees from accessing internal systems and data for a limited period of time. Upon discovering this incident, the Bank immediately launched an investigation and engaged a digital forensics firm to help determine the scope of the incident and identify potentially impacted data. The Bank also promptly notified law enforcement and the Bank’s primary regulator, the Office of the Comptroller of the Currency, about the incident. Through its investigation, the Bank identified unauthorized access to certain data in its internal systems. However, the Bank believes that its core banking and electronic interfaces, including deposit and loan systems, online/mobile banking systems or ATM systems, were not affected by this event. While there is no evidence that customer personal information was misused, the Bank notified affected customers of the incident. All impacted individuals were offered identify theft protection services. The Bank has implemented additional safeguards to help ensure the security of its network to reduce the risk of a similar event occurring in the future.

The information contained in this Current Report on Form 8-K provided under this Item 7.01 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Exchange Act, unless expressly incorporated by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are based on current expectations, estimates and projections about the Company’s and the Bank’s industry, and management’s beliefs and assumptions. Words such as anticipates, expects, intends, plans, believes, estimates and variations of such words and expressions are intended to identify forward-looking statements. Such statements reflect management's current views of future events and operations. These forward-looking statements are based on information currently available to the Company and the Bank as of the date of this report. It is important to note that these forward-looking statements are not guarantees of future performance and involve and are subject to significant risks, contingencies, and uncertainties, many of which are difficult to predict and are generally beyond our control including, but not limited to, risks from data loss or other security breaches, including risks related to the cybersecurity incident discussed above, our ability to assess and remedy the cybersecurity incident, and legal, reputational and financial risks resulting from this or other cybersecurity incidents, the COVID-19 pandemic, the strength of the United States economy in general and of the local economies in which we conduct operations, the effect of changes in monetary and fiscal policy, including changes in interest rate policies of the Board of Governors of the Federal Reserve System, inflation, climate change, increased unemployment, deterioration in credit quality of our loan portfolio and/or the value of the collateral securing the repayment of those loans, reduction in the value of our investment securities, the cost and ability to attract and retain key employees, a breach of our operational or security systems, policies or procedures including cyber-attacks on us or third party vendors or service providers, regulatory or legal developments, tax policy changes, and our ability to implement and execute our business plan and strategy and expand our operations. Therefore, actual results may differ materially from those expressed or forecast in such forward-looking statements. The Company and Bank undertake no obligation to update publicly any forward-looking statements, whether as a result of new information or otherwise.

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKE SHORE BANCORP, inc.
By:	/s/ Daniel P. Reininga
Name:	Daniel P. Reininga
Title:	President and Chief Executive Officer

Date: March 8, 2022